UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 5, 2012

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2012, the Board of Directors (the “Board”) of Annaly Capital Management, Inc. (the “Company”) announced the appointment of Wellington J. Denahan-Norris, 48, as Chairman and Chief Executive Officer of the Company.  Ms. Denahan-Norris co-founded the Company with Michael A.J. Farrell in 1996.  Ms. Denahan-Norris was elected on December 5, 1996 to serve as Vice Chairman of the Board and a director of the Company.  Ms. Denahan-Norris has served as Co-Chief Executive Officer of the Company since October 8, 2012.  Prior to October 8, 2012, Ms. Denahan-Norris was the Company’s Chief Operating Officer and Chief Investment Officer.

On November 5, 2012, the Board appointed Kevin G. Keyes, 44, to serve as a member of the Board.  Mr. Keyes was appointed as President of the Company on October 8, 2012.  Mr. Keyes was previously Chief Strategy Officer, Head of Capital Markets and Managing Director of the Company.  Mr. Keyes joined the Company in September 2009 following a 20 year career in both Investment Banking and Capital Markets, most recently serving in various senior roles, including as Managing Director, at Bank of America Merrill Lynch.

On November 5, 2012, the Board appointed Rose-Marie Lyght, 39, to serve as Co-Chief Investment Officer of the Company.  Ms. Lyght was previously a Managing Director of the Company and Chief Investment Officer of Fixed Income Discount Advisory Company, a wholly owned subsidiary of the Company.  Ms. Lyght was employed by the Company in April 1999.

On November 5, 2012, the Board appointed Kristopher Konrad, 38, to serve as Co-Chief Investment Officer of the Company.  Mr. Konrad was previously a Managing Director and Head Portfolio Manager of the Company.  Mr. Konrad was employed by the Company in October 1997.

Each of the appointments was effective immediately. There are no arrangements or understandings between any of the appointees and any other person pursuant to which he or she was appointed.  There are also no family relationships between any of the appointees and any director or executive officer of the Company and none of the appointees has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except for certain transactions described in the section entitled “Certain Relationships and Related Transaction” in the Company’s Definitive Proxy Statement, as originally filed with the Securities and Exchange Commission on April 12, 2012, which the Company hereby incorporates by reference.

Item 8.01           Other Events.

On November 5, 2012, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1       Press Release, dated November 5, 2012, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

		By:	/s/ Kathryn Fagan
Name: Kathryn Fagan
Title: Chief Financial Officer

Date:	November 5, 2012